UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 12, 2003
                                                         -----------------



                         GIBRALTAR PACKAGING GROUP, INC.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                    00-19800                  47-0496290
        --------                    --------                  ----------
(State of Incorporation)    (Commission File Number)        (IRS Employer
                                                           Identification No.)


                               2000 SUMMIT AVENUE
                            HASTINGS, NEBRASKA 68901
                            ------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 402-463-1366
                                                           --------------

          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits:
        Ex. 99.1 Gibraltar Packaging Group Inc., Press Release Dated November 12, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 12, 2003, Gibraltar Packaging Group, Inc. issued a press release containing Gibraltar's financial results for the quarter ended September 30, 2003. The press release will be posted to Gibraltar's website
(www.gibraltarpackaginggroup.com) and a copy is also filed as Exhibit 99.1.

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 13, 2003


                                              By:  /s/ Brett E. Moller
                                                 -------------------------------
                                              Name:   Brett E. Moller
                                              Title:  Vice President Finance

                                  EXHIBIT INDEX

EXHIBIT
NUMBER       DESCRIPTION
-------      -----------

 99.1        Press release of Gibraltar Packaging Group, Inc. dated
             November 12, 2003.